                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event Reported):  March 23, 2001


                                 NETOPIA, INC.
       -------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                                    0-28450                               94-3033136
---------------------------------------      ---------------------------------       ---------------------------------
    (State or Other Jurisdiction                  (Commission File Number)                  (I.R.S. Employer
          of Incorporation)                                                               Identification Number)


                            2470 Mariner Square Loop
                           Alameda, California  94501
                                 (510) 814-5100
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 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)



ITEM 5.  OTHER EVENTS.

     On March 22, 2001, Netopia, Inc., a Delaware corporation ("Netopia"), and Proxim, Inc., a Delaware corporation ("Proxim"), mutually agreed to terminate the Agreement and Plan of Reorganization, dated as of January 23, 2001, by and among Proxim, ALK Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Proxim, and Netopia (the "Merger Agreement").

     A copy of the joint press release announcing the termination of the Merger Agreement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


Exhibit No.                    Description
----------                     -----------
  99.1        Joint Press Release, dated March 23, 2001, by Netopia and Proxim.
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   NETOPIA, INC.


DATE:  March 23, 2001              By:    /s/  Alan B. Lefkof
                                      -------------------------------------
                                          Alan B. Lefkof
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)
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                                INDEX TO EXHIBITS


Exhibit No.                    Description
----------                     -----------

  99.1        Joint Press Release, dated March 23, 2001, by Netopia and Proxim.